Primary Class
LEGG MASON
VALUE TRUST 2003 Annual Report

To Our Shareholders,

     This report covers the Value Trust’s performance in its most recent fiscal year, which ended on March 31, 2003. As you know and as the numbers in the table on page 13 indicate, that twelve-month period was another disappointing one for equities. The Value Trust’s Primary Class shares, despite outperforming each of the Fund’s comparative indices (in most cases by a wide margin, as shown in the table), had a total return for the full fiscal year of –18.3%. Total return in the quarter ended March 31 was –2.9%. Since then, the Value Trust’s share values have rebounded sharply. As this letter is written on May 5, net asset value per Primary Class share has risen 15.61%, from $39.41 to $45.56.

     Beginning on the next page Bill Miller, the Value Trust’s portfolio manager, offers some interesting thoughts on investment management strategy. Nancy Dennin, the Fund’s assistant portfolio manager, comments on some of the Fund’s holdings and the investment outlook.

     Pricewaterhouse Coopers LLP, independent accountants for the Fund, has completed its annual examination, and audited financial statements for the fiscal year ended March 31, 2003, are included in this report.

     Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

Sincerely,

John F. Curley, Jr. Chairman	Mark R. Fetting President

May 5, 2003

VALUE TRUST 2003 ANNUAL REPORT

PG:02

Portfolio Manager’s Comments — Annual Report 2003

Market Commentary

“When we think about the future of the world, we always have in mind its being where it would be if it continued to move as we see it moving now. We do not realize that it moves not in a straight line ... and that its direction changes constantly.”
Wittgenstein

“Ain’t only three things to gambling: knowin’ the 60-40 end of a proposition, money management, and knowin’ yourself.”
Walter Clyde “Puggy” Pearson

Dear Shareholder:

     On a table in my library sits a first edition of Dr. Johnson’s Dictionary of the English Language, published in 1755. It is in two very large volumes, each about the size of a briefcase, and contains not only the “different significations” of the words therein, but also “examples from the best writers” illustrating those words in use.

     Under the term “gambler,” one reads, “A knave whose practice it is to invite the unwary to game, and cheat them.” Looking at “to game,” one sees this quote from the philosopher John Locke: “Gaming leaves no satisfaction behind it: it in no way profits either body or mind.”

     Dr. Johnson notes that “gambler” is “a cant word, I suppose, for game or gamester.” And what is a gamester? “One who is viciously addicted to play.” Among other examples in use from the best writers, Johnson offers this from Bacon, “ A gamester, the greater master he is in his art, the worse man he is.”

     Two hundred fifty years later, many people still share Dr. Johnson’s sentiments. Gambling has always attracted its share of cheaters and rogues, of course, and is one of those behaviors that, carried to excess, invites misery. The April 26, 2003 edition of The Economist carries an obituary of Leonard Tose, who rose from poverty to build a trucking empire and own the Philadelphia Eagles, only to lose it all due to gambling, ending his days in a hotel room paid for by his friends.

     Despite its lurid aspects, gambling is also one of those activities that repays careful study, since understanding what constitutes intelligent gambling can lead to more intelligent investing.

     One of my favorite things to do is read about professional gamblers, people who make their living at the poker tables, or the racetrack, or playing pool, or even hustling golf. I have been so diligent at this that I think I have exhausted all the books and interviews about such legendary characters as Johnny Moss, Puggy Pearson, Titanic Thompson, Amarillo Slim Preston, and the rest. Fortunately, Amarillo Slim’s memoirs are due any day, and a biography of Stu “the Kid” Ungar is promised sometime later this year.

     In one of those value investor’s nightmares, I had finally sprung, a few weeks ago, for a copy of Jon Bradshaw’s decades out of print Fast Company, which profiles Moss, Pearson and others, not being willing previously to cough up the $100 the book dealer wanted. It was well worth the money, even though the copy was a worn discard from the Bisbee, Arizona library he probably got for a quarter. Then I saw that it is being re-issued in the U.K. next month, priced at $15. (Available through Amazon.com.uk. Pre-order with 1-Click, and help Amazon’s sales and the Value Trust.)

     One of the first things to notice about professional gamblers is that there are no professional roulette players, slot players, or craps or keno or lottery players. That is because you cannot win at those games; the house has a mathematical edge. The longer you play, the more certain it is you will lose. There is no skill involved, and no amount of analysis will improve your chances (except maybe psychoanalysis that convinces you to quit playing). At best, you can minimize your rate of loss using money management techniques such as the Kelly criterion.

     In order for someone to make a living at gambling, the game has to be one where a mathematical advantage accrues to the most skillful player, where intelligence, hard work, and careful analysis can make a difference to the outcome. As with most such endeavors, there are many who compete, but only a few who achieve world class results over long periods of time. Poker probably has the best known cadre, thanks to the World Series of Poker, now underway in Las Vegas, and the Poker Hall of Fame. Less well known are the professional horse players, such as Alan Woods, the professional backgammon players like Mike Svobodny, the professional sports betters, such as Stan TomchinA. “Is poker a game of chance?” someone is reputed to have asked Titanic Thompson. “Not the way I play it,” Ty replied. Thompson is the model for Sky Masterson in Damon Runyon’s classic story “The Idyll of Miss Sarah Brown.”

     I once heard Warren Buffett’s friend Bill Ruane, who ran the Sequoia Fund so brilliantly for so long, say that if you understood what Ben Graham wrote in Security Analysis and what Buffett writes in his annual letters to Berkshire Hathaway shareholders, you would know everything there is to know about investing. That sounds right, but it is an awful lot of reading.

     I think if you understand what Puggy Pearson said about gambling at the top of this letter you’ll know everything you need to know about investing. Sadly, few heed Pug’s advice, simple though it seems.

A All profiled in Gambling Wizards, Huntington Press 2002.

VALUE TRUST 2003 ANNUAL REPORT

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     Successful investing and successful gambling both require that one know “the 60-40 end of a proposition.” Pearson, whose education ended at the eighth grade, won the World Series of Poker in 1973 and remains one of the game’s most colorful figures. Warren Buffett calls the same thing having a circle of competence, an area where you are able to analyze the outcome better than others and thereby benefit.

     The seemingly incontestable advice to only invest where you have an advantage is followed sparingly. It is clear that most mutual fund managers, for example, cannot beat the market, yet about 90% of investors’ money is in active strategies, and only about 10% in index funds. In any given year, about 45% of managers outperform the index, and as the time horizon lengthens the winners list shortens.

     The major difference between investing and gambling is that gambling is a zero sum game, for every winner there is a loser. Investing is a game where everyone can (theoretically) win, i.e., increase their wealth, either by making their capital available to others for a fee – earning interest – or participating in the growth of the economy through stocks. It is really hard to lose all your money by investing in stocks and bonds, though some have perhaps succeeded, and really easy to lose it all gambling, which no doubt contributes to its bad reputation.

     The last three years’ evidence to the contrary, the stock market goes up most of the time, so most of the time people are making money. Even the worst manager should outperform some of the time. The combination of occasional outperformance along with a gradually growing bankroll probably contributes to the “hope springs eternal” mindset that keeps investors in general at the 40 end of that 60-40 proposition.

Why do investors persist in behavior that promises they will lose relative to the market?

“Losers have an overwhelming ambition to win. They con themselves that they can win and that’s why they keep on ... They have to, you understand, ’cause they’d hold a bad opinion of themselves otherwise.”
Puggy Pearson

     The behavioral finance theorists call this “overconfidence” and have lots of academic studies that demonstrate most people have too high an opinion of their own opinions. Others might not be able to beat the market, but they can; or at least they can pick the managers who can.

     Perhaps some can, but most can’t. Nobel prize winning economist Paul Samuelson observed, at the first behavioral finance conference at Harvard, that it was like the data on alcoholics. Maybe some alcoholics can drink in moderation, to no ill effect. But even if true, the information should be suppressed, he said, since then they all would think they could do it. So too with those who think they can beat the market. Everyone can’t have the 60-40 end of the proposition.

     There are two other keys to successful gambling (and investing) according to Puggy, “money management and knowin’ yourself.”

     For a gambler, money management means how much to bet on each hand, or on each race. What fraction of one’s bettable dollars should be committed, given a level of odds? In his classic book on playing the horses, Picking Winners, Andrew Beyer has a chapter entitled “Money Management,” and says, “Money Management is, with no exaggeration, 50% of the game.” Handicapping is essential, of course, but “I know many great handicappers who seldom show a profit because they cannot properly discipline their betting and control their emotions.” That last is what Puggy calls “knowin’ yourself.”

     Great security analysts (great handicappers) do not necessarily make great money managers. We are often asked about our investment process and our buy and sell disciplines, i.e., our handicapping strategies, but almost never about how we actually manage our capital given those strategies.

     Amazon.com is 7.4% of the portfolio, Nextel is 7.0%. General Dynamics is 0.3%, AES is 2.1%. Why? Citigroup is 3.2%. Financials, of which Citi is one, are 25.2%. Is this Citi weighting more significant than the overall financial weighting? These are money management questions, and an in-depth discussion of them is beyond the scope of this letter. They are critically important to the results one will earn, but are not usually the focus of much attention.

     The theory of how much to invest at a given level of probability is well established, though my guess is most portfolio managers are unaware of it, since it did not arise from the classic work of Markowitz, Sharpe, and others in the financial field. In 1956, J.L. Kelly, Jr., elaborating on work done by Claude Shannon, published an article on the transmission of information over a phone line. It was shown by statistician Leo Breiman that the Kelly system, as it came to be known, was the optimal system for maximizing the growth rate of, for example, a portfolio, under certain conditions. A simplified version of the Kelly criterion says that you should bet 2.1p minus 1.1 of your portfolio, where p is the probability you are right. For example, if you were 100 percent certain you would win, you would bet 100 percent (2.1x1.00 minus 1.1) of your portfolio. The Kelly criterion is integral to the way we manage money.

     What about “knowin’ yourself?” Being unaware, one supposes, of the Socratic exhortation, Puggy was probably referring to knowing your own personal psychology. How do you react to stress? To losing? To winning? When do you go “on tilt,” to use a gambler’s term? In addition to knowing yourself, you also have to know how most people react most of the time. Most people like to buy after a stock has gone up, or when it appears to be in a rising trend. They sell after a stock has declined, often after unexpected bad news has been reported. In order to earn excess returns, one has to anticipate changes in expectations, not react to them.

     Forecasting economic variables, I heard Henry Kaufman say (at the same behavioral finance meeting), involves forecasting human behavior. The GDP number to be reported this week is just the aggregation of people’s behavior, in this case the behavior of producing goods and services. Capital spending is the result of decisions to commit capital in the expectation of return. We buy a stock for the Fund because we expect others will value it later at higher prices. And so on.

VALUE TRUST 2003 ANNUAL REPORT

PG:06

     One of the great events in economics in the past decade has been the increasing prominence of behavioral finance. Behavioral finance theorists have made significant advances in the area Puggy calls “knowin’ yourself.” They have identified a number of robust psychological tendencies that can be used by the intelligent investor to improve returns through the anomalies that arise because of the predictability of mass behavior. People don’t know themselves, and that helps us get the 60-40 end of the proposition. These tendencies go by names such as the aforementioned overconfidence, anchoring and adjustment, representativeness, frame dependence, and so on. We use them all in our work, and try to keep up with the latest research in this area. For an example of how to make money from recurrent behavioral tendencies, consider the following.

On June 1st of last year, Money Magazine used the artwork depicted here to illustrate the nature of our portfolio. Their view was characteristic of how many think of our portfolio, not only last year, but in most years. When we initiate a new position, it is not uncommon for a client to call and say, “Don’t you read the papers? This company has serious problems.” One of the things we tell our analysts is, if it’s in the papers, it’s in the price. Meaningful price changes only occur when new, previously unexpected information appears. If you are reading the fifth (or five hundredth) story, for example, about the problems and scandals surrounding Tyco, you can be sure the market knows about these things and the stock price reflects it.

As seen in the June 1, 2002 edition of Money Magazine. As of 3/31/03, the Value Trust did not hold positions in Lucent Technologies or Corning Inc.

     It is instructive to look and see how that scary portfolio did. From the beginning of 2002 through May 31st, the stocks listed declined 31% vs. the market’s decline of 6.5%. No wonder people were afraid of the portfolio. From June 1, 2002, when the magazine came out to March 31 of this year, though, the stocks listed were up 17.6% and the market was down 19.3%. The perception of risk is not the same thing as risk.

     The world, as Wittgenstein noted, is non-stationary. It moves around, and it does so in ways that make prediction problematic. It appears now to have changed direction again, but this time for the better, at least from an equity investor’s perspective. The market was up in the fourth calendar quarter of 2002, and it is up so far this year. The prospect of a fourth down year in a row is diminishing.

     We are quite optimistic about the future, in part because of the apparent institutionally ingrained pessimism that has taken hold in the past several years. A lot of attention is focused on what can go wrong; not a lot on what can go right.

     The 60-40 end of the proposition looks to us like the rational bet is to be bullish. As someone said, the race is not always to the swift, nor the contest to the strong, but that is the way to bet. That is the way we bet.

     We cannot, of course, promise that we will beat or even that we will be able to match the market in the future. What we can promise is that we will manage your money with the same care and diligence we have brought to the process for 21 years, using the best analytical techniques and talent we can find. We are committed to producing returns that are competitive with the best in the business. No one will work harder for you and no one will care more about your money than the Value Trust team.

Bill Miller, CFA

April 27, 2003

VALUE TRUST 2003 ANNUAL REPORT

PG:08

“The world, as Wittgenstein noted, is non-stationary.
It moves around, and it does so in ways that make
predictions problematic. It appears now to have
changed direction again, but this time for the better,
at least from an equity investor’s perspective.”
- Bill Miller

The Power of Twelve

     For the first nine years of its existence, the Legg Mason Value Trust was co-managed by Ernie Kiehne and Bill Miller. In 1991, Bill took over sole management of the Fund. Last year (2002) marked the twelfth year of Bill’s tenure. It also marked the twelfth consecutive calendar year in which the Value Trust outperformed its primary benchmark, the S&P 500 Index. No other fund has outperformed the market for a dozen consecutive years in at least the last 40 years.

     Some market observers seem inclined to chalk Bill’s streak up to luck. Let’s see how likely that is. If we assume that beating the market in a given year is a 50/50 proposition, then the chances of beating the market twelve years in a row are one-half to the 12th power, or 1-in-4,096. In reality, only about 44% of mutual funds on average have beaten the S&P 500 in any one year over the last twelve. Using these real world percentages, the likelihood of any fund beating the market for twelve straight years is roughly 1-in-18,000. Since there were only about 900 general equity mutual funds in existence in 1991 at the start of Bill’s streak, we think it is very likely that the Value Trust’s performance is based on more than just luck. We’re inclined to agree with Samuel Goldwyn, who reportedly told a friend, “The harder I work, the luckier I get.”

     Twelve is a fascinating number. It pops up everywhere—in mythology, religion, astrology, music, the legal system, and medieval history. Apart from the obvious twelve months in a year or twelve hours on a clock face, there were twelve apostles, twelve labors of Hercules and twelve tribes of Israel. The Knights of the Round Table had —you guessed it—twelve basic rules of conduct. Alcoholics Anonymous has twelve steps and twelve traditions. High school graduates have twelve years of education. Less widely known, there are twelve tones in the standard musical scale (C/C#/D/D#/E/F/F#/G/G#/ A/A#/B) and even more obscurely, there were Twelve Races of the Galaxy in the movie, Battlestar Galactica. Last, but surely not least, we have the Twelve Days of Christmas.

     I learned just how fascinated philosophers and mathematicians have been with the number twelve over the last 2,000 years while surfing the net in early January 2003, in preparation for a small departmental gathering to celebrate the Value Trust going 12-for-12 against the market. It was during my “googling” that I encountered the dodecahedron. A dodecahedron is one of only five three-dimensional solids (called polyhedra, Greek for “many-faced”) that are perfectly symmetrical arrangements of a set of (non-planar) points in space. The best known of these five so-called “Platonic Solids” is the six-sided hexahedron, better known as a cube. Three of these polyhedra have triangular faces. They are the four-sided tetrahedron, the eight-sided octahedron, and the twenty-sided icosahedron. The dodecahedron has twelve—here we go again —pentagonal-shaped faces. Plato regarded these five perfectly symmetrical solids as the basic building blocks of the world. He identified the tetrahedron with plasma (“fire”), the hexahedron with solid (“earth”), the octahedron with gas (“air”), and the icosahedron with liquid (“water”). He identified the dodecahedron, the quintessence (or “fifth element”) with the universe itself. He said: “God used this solid for the whole universe, embroidering figures on it.”

VALUE TRUST 2003 ANNUAL REPORT

PG:10

     A dodecahedron struck me as the perfect gift to commemorate Bill’s accomplishment. First of all, I was fairly sure he didn’t already have one. Secondly, I thought that with twelve pentagonal faces, it would be perfect for detailing the streak—one face for each year beginning in 1991, through 2002, with the corresponding performance figures for the Value Trust and S&P 500 Index on each face. Not knowing where to buy a dodecahedron, I decided to make one using a homemade pentangular template, white paper, cardboard, and clear packaging tape. If I do say so myself, it is pretty cool.

     The faces of the dodecahedron tell an impressive story of the Value Trust’s performance versus the market for the last twelve years.

	Total Returns

Year Ended 12/31	Value Trust	S&P 500

1991	34.73%	30.47%
1992	11.44%	7.62%
1993	11.26%	10.06%
1994	1.39%	1.32%
1995	40.76%	37.58%
1996	38.43%	22.96%
1997	37.05%	33.36%
1998	48.04%	28.58%
1999	26.71%	21.04%
2000	- 7.14%	- 9.10%
2001	- 9.29%	- 11.89%
2002	- 18.92%	- 22.10%

     Bill’s problem now is whether he can make it 13-for-13 in 2003. Obviously, no one knows for sure, but we do know that he is the only one who has the chance. My problem is what to get him if he does, since there is no such thing as a 13-sided polyhedron.

David E. Nelson, CFA
Legg Mason Funds Management, Inc.

May 6, 2003

Corporate Governance

     In our judgment, good corporate governance is primarily a question of management mindset. Boards of directors and management groups that think like owners most often govern well, and those that do not usually govern poorly.

     Over the past 20 years, we have sought to align ourselves with managements and boards of directors who think like owners. Through experience, we have found that management’s policies and actions in four areas have provided important indicators regarding their attitude toward corporate governance. These areas are: (1) management and employee stock ownership; (2) stock options; (3) shareholders’ rights; and (4) accounting and disclosure practices.

Management Stock Ownership

     Managements earn our trust by aligning their interests with ours as long-term shareholders. In our opinion, the best way to create this alignment is for all top managers to have the majority of their net worth invested in company stock. In our view, a sizeable percentage of these shares should be owned outright, rather than through options. In this way, we believe that managements come to better understand the risks, as well as the potential rewards, of stock ownership. One of our holdings, Citigroup, has adopted a practice that we hope will become more widespread. Citigroup requires more than 100 of its top managers to retain at least 75% of their stock, including that acquired through options, while they remain employees of the company.

Stock Options

     Our focus on how companies allocate capital, including the stock used for options, has been crucial to Value Trust’s success. Many of our current holdings, such as MGIC Investment, Washington Mutual, AES, and Fannie Mae, have very small options programs. In contrast, the average company in the S&P 500 gives away options that will transfer almost 3% of the company’s market value to employees each year. Since we expect the annual total return on stocks to be in the range of 5% to 8% over the next decade, 3% options dilution could cut investors’ collective returns in half.

     For shareholders to get their money’s worth from this proliferation of options, we believe a number of changes need to occur. As Federal Reserve Chairman Alan Greenspan has said, “The failure to include the value of most stock-option grants as employee compensation and, hence, to subtract them from pretax profits” has distorted earnings. “Capital employed on the basis of misinformation is likely to be capital misused.” By counting options as the expense they are, managements will be more mindful of their economic cost. We also encourage our holdings to treat options as either compensation or incentive. If options are compensation, cash compensation should be reduced. If options are incentives, they should payoff only if the company beats a benchmark, such as the return of the S&P 500 index, or the cost of equity capital.

VALUE TRUST 2003 ANNUAL REPORT

PG:12

Shareholder Rights

     Amazingly, shareholders of many companies regularly approve provisions that limit their own rights. We oppose those provisions that ostensibly “protect” shareholders but actually protect management, typically from losing their jobs due to a hostile takeover. For instance, many companies have adopted a staggered board, meaning that only a third of board members are elected by shareholders each year. In these companies, wresting control from entrenched management groups becomes much more difficult and time-consuming. Not surprisingly, such limitations on shareholder rights have a significant effect on stock returns. A Harvard Business School study by Professor Paul Gompers and his colleagues found that the decile of companies with the best corporate governance policies outperformed the decile with the worst by an enormous 8.5% annually during the 1990’s.

Accounting and Disclosure Practices

     “Earnings can be as pliable as putty when a charlatan heads the company reporting them,” according to Warren Buffett. Recently, all too many companies have manipulated accounting rules to maximize financial appearances at the expense of economic reality. One way managements can signal that their earnings reflect the underlying reality of their businesses is to pay reasonable and growing dividends. In our opinion, in a world of 5% to 8% annual stock returns, dividends will once again become an important source of investment return.

     Employee stock ownership, stock options, shareholder rights, and accounting practices are the centerpiece of our efforts to improve corporate governance because of their huge impact on returns to long-term investors. We feel so strongly about these issues that we have taken a leadership role in working with a group of major investors to push for reform where governance abuses are in evidence. We will continue to support, as we have for some time, governance practices that create long-term value.

“Unfortunately, certain major investing institutions have ‘glass house’ problems in arguing for better governance elsewhere; they would shudder, for example, at the thought of their own performance and fees being closely inspected by their own boards. But Jack Bogle of Vanguard fame, Chris Davis of Davis Advisors, and Bill Miller of Legg Mason are now offering leadership in getting CEOs to treat their owners properly. Pension funds, as well as other fiduciaries, will reap better investment returns in the future if they support these men.”

Warren E. Buffett
Chairman of the Board

February 21, 2003
Berkshire Hathaway Inc. Letter to Shareholders

Copyrighted material. Reproduced by permission of the author.

Legg Mason Value Trust, Inc.

Review of Fiscal Year 2003 Market Conditions and Strategies Affecting Results

	Cumulative Total Returns, Periods Ended March 31, 2003

	Since	15	10	5	3	1
	InceptionB	Years	Years	Years	Years	Year

Value Trust Primary ClassC	+2,041.57%	+516.62%	+262.94%	+6.14%	-33.68%	-18.29%
S&P 500 Stock Composite IndexD	+1,228.98%	+367.72%	+126.73%	-17.47%	-40.93%	-24.76%
Dow Jones Industrial AverageE	+1,689.34%	+486.90%	+185.61%	-0.91%	-22.70%	-21.45%
NASDAQ CompositeF	+626.14%	+257.99%	+94.34%	-26.94%	-70.67%	-27.32%
Lipper Large-Cap Growth FundsG	+783.22%	+269.58%	+76.92%	-25.98%	-56.58%	-27.05%
Lipper Large-Cap Value FundsH	+1,051.71%	+300.05%	+101.33%	-18.53%	-23.48%	-25.54%
Lipper Diversified Equity FundsI	+866.94%	+296.71%	+102.17%	-14.36%	-34.43%	-25.43%
Lipper Large-Cap Core FundsJ	+875.21%	+289.97%	+93.25%	-21.83%	-43.07%	-25.78%

Source: Lipper Inc. and Prudential Securities

     As shown in the above chart, the Value Trust significantly outperformed the overall market and its peer group for the fiscal year ended March 31, 2003, although our results were still in negative territory. The difficult results for the equity market over this period pushed the five year performance numbers into negative territory for the major indices and our peer group. The one bright spot is that anyone who owned the Value Trust for the entire five years actually made money!

B The Value Trust Primary Class inception date is April 16, 1982. Index returns are for periods beginning April 30, 1982.

C Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

D An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

E A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

F A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

G Average of the 684 funds comprising the Lipper universe of large-cap growth funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

H Average of the 417 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

I Average of all large-, multi-, mid-, and small-caps and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

J Average of the 1,050 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

VALUE TRUST 2003 ANNUAL REPORT

PG:14

Periods Ended 3/31/03

Source: Lipper Inc.

     Not only has absolute performance been bad for most mutual funds, but relative performance has also been poor, with only 40% of the general equity funds outperforming the S&P 500 over the last twelve months, as shown in the table above. In comparison, 55% of the stocks in the S&P 500 outperformed the overall index over this period. This shows the average portfolio manager’s relatively poor stock picking ability.

     The average portfolio manager’s mistakes, in our opinion, include:

•	trying to forecast macroeconomic events

•	trading too much

•	owning too many stocks

•	reacting to information

•	using oversimplified valuation techniques

•	following trends

     Most portfolio managers don’t focus on the critical investment question, which is: “What is the stock price discounting?” We try to buy companies whose shares trade at large discounts to our assessment of their intrinsic value. Bargain prices do not occur when the consensus is cheery, the news is good, and investors are optimistic. Our research efforts are usually directed at precisely the area of the market that the news media claims has the least promising outlook. This approach has led our portfolio to once be described as the “Scariest Portfolio Ever,” as Bill Miller discusses in his commentary found elsewhere in this report.

     Our performance over the fiscal year was aided by several stocks that were shrouded in controversy at the beginning of the period, including Nextel and Amazon. Twelve months ago investors were worried about Nextel’s debt load, its relative positioning in the wireless industry, its churn rate, and its revenue growth rate, to name just a few of the concerns. Nextel’s performance over the subsequent twelve months was +149%. A year ago, investors’ concerns regarding Amazon included its negative working capital (that’s actually a good thing), its revenue growth rate, and its level of debt. Amazon rose 82% over the subsequent twelve months.

     Our other gainers and our laggers are found on page FS-3 of this report. It should come as no surprise that we bought more of our worst performing stocks over the last twelve months, as we more than doubled our Tyco International and Qwest Communications positions, and significantly added to our AES holding.

     For details on our purchase and sales activity for the first nine months of the fiscal year, please see our quarterly reports. During the fourth fiscal quarter we initiated positions in General Dynamics and Motorola Inc., and sold the small positions we had in General Electric, Accenture, Gateway, and Duke Energy. Subsequent to the end of the fiscal year, we sold the very small position that we had accumulated in Motorola to fund other purchases.

     General Dynamics is a well-managed company, with a very strong balance sheet, and generates strong free cash flow and high-teens returns on invested capital, yet the stock trades at less than 1x sales, due in large part to disappointing fourth quarter 2002 earnings. We believe investors are being very myopic in their assessment of the company’s long-term prospects, and believe the stock is very attractively priced at current levels.

     Every purchase and sale we make is made with the ultimate goal of improving the risk-adjusted return potential of the portfolio. The stocks we are buying are usually controversial, and those we are selling are usually considered to have the greatest opportunity for near-term gain. While our investment approach does not always link up well with results of the major indices over short time periods, it has over the long term, and, we are confident, will continue to do so.

     It’s no secret that U.S. equities have been an abysmal place to be invested for the last several years, and Treasury bonds a great place. Looking at the relative performance between the two over the last year alone, the S&P 500 has underperformed the 10-year Treasury by over 4,300 basis pointsK, as shown in the following table:

S&P 500 Returns vs. 10-Year Treasury Returns
April 1, 2002 – March 31, 2003

S&P 500	$1.00 invested	10-Year Treasury	$1.00 invested
Total Return	would be . . .	Total Return	would be . . .
(24.8)%	$0.75	18.6%L	$1.19

Source: Bloomberg, Legg Mason Funds Management, Inc.

VALUE TRUST 2003 ANNUAL REPORT

PG:16

     This has led investors to flee stocks and buy bonds. Over the twelve months ended March 31, 2003, investors pulled a net $24.8 billion from U.S. stock mutual funds, and sought the relative “safety” of bonds, adding $10.8 billion to U.S. Treasury bond funds over this period. This is not surprising behavior given how well bonds have done relative to equities; however, it’s the wrong behavior, in our opinion.

     There have been relatively few periods since 1926 when U.S. equities have posted negative returns over a five-year period on a compounded annual basis, as shown in the table below. The end of 2002 was only the eighth time this occurred on a calendar year basis. For the twelve months ended March 31, 2003, the trailing five-year returns were so dismal that one needs to go back to 1941 to find worse performance. As the chart shows, though, the subsequent five-year periods provided double-digit returns on a compounded annual return basis. While past performance is obviously no guarantee of future results, we believe U.S. equities are a very attractive place to be invested today.

     As Sir John Templeton once noted: “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”

5 Years	Trailing 5-Year	Subsequent 5-Year
Ended 12/31	Compound Growth Rate	Compound Growth Rate

1931	-5.10%	+22.47%
1932	-12.47%	+14.29%
1933	-11.24%	+10.67%
1934	-9.93%	+10.91%
1941	-7.51%	+17.87%
1974	-2.36%	+14.76%
1977	-0.21%	+14.05%
2002	-0.59%	??
3/31/03	-3.60%	??
		Average: +15.00%

Source: Ibbotson Associates, Bloomberg.

As always, we appreciate your support and welcome your comments.

Nancy Dennin, CFA
Assistant Portfolio Manager

April 28, 2003

K 100 basis points = 1%

L Interest reinvested at 3.8%

Performance Information
Legg Mason Value Trust, Inc.

Total Returns for One, Five and Ten Years and Life of Class, as of March 31, 2003

   The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of March 31, 2003, for the Value Line Geometric AverageA (“Value Line”) and S&P 500 Stock CompositeB indices are shown in the table below.

   The Fund offers three classes of shares: Primary Class, Financial Intermediary Class, and Institutional Class. Information about the Financial Intermediary and Institutional Classes, offered only to certain institutional investors, is contained in a separate report to the shareholders of those classes.

   Total returns as of March 31, 2003, were as follows:

			S&P 500
		Value	Stock
	Value	Line	Composite
	Trust	Index	Index

Average Annual Total Return
Primary Class:
One Year	-18.29%	-35.37%	-24.76%
Five Years	+1.20%	-13.33%	-3.77%
Ten Years	+13.76%	-1.35%	+8.53%
Life of ClassC	+15.74%	+3.05%	+13.17%

Cumulative Total Return
Primary Class:
One Year	-18.29%	-35.37%	-24.76%
Five Years	+6.14%	-51.10%	-17.47%
Ten Years	+262.94%	-12.70%	+126.73%
Life of ClassC	+2,041.57%	+87.40%	+1,228.98%

A	Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

B	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

C	The inception date of the Value Trust Primary Class is April 16, 1982. Index returns are for periods beginning April 30, 1982.

Performance Information — Continued

Performance Comparison of a $10,000 Investment as of March 31, 2003

   The following graph compares the Fund’s total returns to the Value Line and S&P 500 Stock Composite indices. The graph illustrates the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

	Cumulative	Average Annual
	Total Return	Total Return

One Year	-18.29%	-18.29%
Five Years	+6.14%	+1.20%
Ten Years	+262.94%	+13.76%

The graph does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not indicate future performance.

D	Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

E	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

Selected Portfolio PerformanceF

Strongest performers for the year ended March 31, 2003G

1.	Nextel Communications, Inc.	+148.9%
2.	Amazon.com, Inc.	+82.0%
3.	UnitedHealth Group Incorporated	+20.0%
4.	Washington Mutual, Inc.	+9.8%
5.	Eastman Kodak Company	+0.1%

Weakest performers for the year ended March 31, 2003G

1.	Tyco International Ltd.	-60.1%
2.	The AES Corporation	-59.8%
3.	Qwest Communications International Inc.	-57.5%
4.	AOL Time Warner Inc.	-54.1%
5.	WPP Group plc	-52.5%

Portfolio Changes

Securities added during the 1st quarter 2003

General Dynamics Corporation
Motorola, Inc.

Securities sold during the 1st quarter 2003

Accenture Ltd.
Duke Energy Corporation
Gateway, Inc.
General Electric Company

F	Individual stock performance is measured by the change in the stock’s price; dividends are assumed to be reinvested at the time they were paid.

G	Securities held for the entire year.

Statement of Net Assets

March 31, 2003
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

	Shares/Par	Value

Common Stock and Equity Interests — 99.5%

Consumer Discretionary — 28.6%
Internet and Catalog Retail — 12.7%
Amazon.com, Inc.	24,719	$643,430	A,B
eBay Inc.	700	59,703	A
USA Interactive	14,700	393,813	A

		1,096,946

Leisure Equipment and Products — 4.5%
Eastman Kodak Company	13,000	384,800

Media — 8.8%
AOL Time Warner Inc.	19,000	206,340	A
Comcast Corporation – Class A	8,500	243,015	A
General Motors Corporation – Hughes Electronics	11,430	128,021	A
WPP Group plc	34,000	183,104

		760,480

Specialty Retail – 2.6%
The Home Depot, Inc.	9,300	226,548

Consumer Staples – 6.0%
Food and Drug Retailing – 6.0%
Albertson’s, Inc.	16,000	301,600
The Kroger Co.	16,500	216,975	A

		518,575

Financials – 25.2%
Banks – 10.7%
Bank One Corporation	9,200	318,504
Lloyds TSB Group plc	32,686	166,221
Washington Mutual, Inc.	12,533	442,053

		926,778

Diversified Financials – 10.9%
Capital One Financial Corporation	4,500	135,045
Citigroup Inc.	8,000	275,600
Fannie Mae	4,000	261,400
J.P. Morgan Chase & Co.	11,500	272,665

		944,710

Insurance – 3.6%
MGIC Investment Corporation	7,850	308,269	B

	Shares/Par	Value

Health Care – 15.4%
Health Care (Medical Products and Supplies) – 1.1%
Baxter International Inc.	5,400	$100,656

Health Care Providers and Services – 14.3%
Health Net Inc.	7,900	211,483	A,B
McKesson HBOC, Inc.	10,000	249,300
Tenet Healthcare Corporation	10,600	177,020	A
UnitedHealth Group Incorporated	6,500	595,855

		1,233,658

Industrials — 9.4%
Aerospace/ Defense — 0.2%
General Dynamics Corporation	400	22,028

Commercial Services and Supplies — 4.1%
Waste Management Inc.	16,800	355,824

Industrial Conglomerates — 5.1%
Tyco International Ltd.	34,000	437,240

Information Technology — 2.9%
Communications Equipment — 0.2%
Motorola, Inc.	2,166	17,887

Computers and Peripherals — 2.7%
International Business Machines Corporation	2,900	227,447

Telecommunication Services — 9.9%
Diversified Telecommunication Services — 2.9%
Qwest Communications International Inc.	71,900	250,931	A

Wireless Telecommunication Services — 7.0%
Nextel Communications, Inc.	44,900	601,211	A

Statement of Net Assets — Continued

Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value

Utilities — 2.1%
Multi-Utilities and Unregulated Power — 2.1%
The AES Corporation	51,000	$184,620	A,B

Total Common Stock and Equity Interests (Identified Cost — $8,210,720)		8,598,608

Repurchase Agreements — 0.4%

Goldman, Sachs & Company
1.33%, dated 3/31/03, to be repurchased at $17,281 on 4/1/03 (Collateral: $16,663 Freddie Mac mortgage-backed securities, 7%, due 4/1/32, value $17,645)	$17,281	17,281
State Street Bank & Trust Company
1.3%, dated 3/31/03, to be repurchased at $17,281 on 4/1/03 (Collateral: $17,610 Federal Home Loan Bank notes, 1.35%, due 3/30/04, value $17,640)	17,281	17,281

Total Repurchase Agreements (Identified Cost — $34,562)		34,562

Total Investments — 99.9% (Identified Cost — $8,245,282)		8,633,170
Other Assets Less Liabilities — 0.1%		9,562

Net assets consist of:
Accumulated paid-in capital applicable to:
177,159 Primary Class shares outstanding	$7,498,357
5,416 Financial Intermediary Class shares outstanding	300,069
33,972 Institutional Class shares outstanding	1,997,633
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(1,541,250)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	387,923

Net assets — 100.0%		$8,642,732

Net asset value per share:

Primary Class		$39.41

Financial Intermediary Class		$41.95

Institutional Class		$42.21

A	Non-income producing.

B	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2003, the total market value of Affiliated Companies was $1,347,802 and the identified cost was $1,406,608.

See notes to financial statements.

Statement of Operations

For the Year Ended March 31, 2003
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

Investment Income:
Dividends:
Affiliated companies	$818
Other securities	123,481	A
Interest	933

Total income			$125,232
Expenses:
Investment advisory fee	61,756
Distribution and service fees:
Primary Class	72,525
Financial Intermediary Class	478
Audit and legal fees	283
Custodian fee	1,677
Directors’ fees and expenses	28
Registration fees	89
Reports to shareholders	755
Transfer agent and shareholder servicing expense:
Primary Class	5,115
Financial Intermediary Class	210
Institutional Class	129
Other expenses	1,927

	144,972
Less: Expenses reimbursed by adviser	(81)
Reimbursements by third parties	(1,309	)B

Total expenses, net of reimbursement			143,582

Net Investment Income/(Loss)			(18,350)
Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on investments and foreign currency transactions	(974,131	) C
Change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(1,040,948)

Net Realized and Unrealized Gain/(Loss) on Investments			(2,015,079)

Change in Net Assets Resulting From Operations			$(2,033,429)

A	Net foreign taxes withheld of $2,207.

B	See Note 1 to financial statements.
C	Includes $503,248 of net realized loss on sale of shares of Affiliated Companies.

See notes to financial statements

Statement of Changes in Net Assets
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

	For the Years Ended March 31,

	2003	2002

Change in Net Assets:

Net investment income/(loss)	$(18,350)	$(45,470)

Net realized gain/(loss) on investments and foreign currency transactions	(974,131)	(336,670)

Change in unrealized appreciation/ (depreciation) of investments and foreign currency translations	(1,040,948)	(863,146)

Change in net assets resulting from operations	(2,033,429)	(1,245,286)

Distributions to shareholders:
From net realized gain on investments:
Primary Class	—	(50,666)
Financial Intermediary Class	—	(825)
Institutional Class	—	(8,159)
Change in net assets from Fund share transactions:
Primary Class	(703,753)	157,935
Financial Intermediary Class	105,035	6,206
Institutional Class	(23,589)	290,207

Change in net assets	(2,655,736)	(850,588)

Net Assets:

Beginning of year	11,298,468	12,149,056

End of year	$8,642,732	$11,298,468

Undistributed net investment income/(loss)	$—	$(19)

See notes to financial statements.

Financial Highlights
Legg Mason Value Trust, Inc.

   Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

	Years Ended March 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$48.23	$53.73	$75.25	$73.09	$50.10

Investment operations:
Net investment income/(loss)	(.15)A	(.28)A	(.25)	(.44)	(.18)
Net realized and unrealized gain/(loss) on investments	(8.67)	(4.96)	(6.80)	5.06	24.58

Total from investment operations	(8.82)	(5.24)	(7.05)	4.62	24.40

Distributions:
From net investment income	—	—	—	—	—
From net realized gain on investments	—	(.26)	(14.47)	(2.46)	(1.41)

Total distributions	—	(.26)	(14.47)	(2.46)	(1.41)

Net asset value, end of year	$39.41	$48.23	$53.73	$75.25	$73.09

Ratios/supplemental data:
Total return	(18.29)%	(9.82)%	(9.99)%	6.74%	49.93%
Expenses to average net assets	1.72%B	1.68%B	1.69%B	1.68%	1.69%
Net investment income/(loss) to average net assets	(.4)%	(.5)%	(.5)%	(.6)%	(.4)%
Portfolio turnover rate	25.0%	24.4%	27.0%	19.7%	19.3%

Net assets, end of year (in thousands)	$6,981,433	$9,378,228	$10,319,107	$12,116,912	$10,097,527

A	Computed using average shares outstanding.

B	Interest expense incurred with respect to the borrowings described in Note 5 to the financial statements did not affect the expense ratio, which, excluding interest expense, was 1.72% for the year ended March 31, 2003, 1.68% for the year ended March 31, 2002, and 1.69% for the year ended March 31, 2001.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Value Trust, Inc.
(Amounts in Thousands)

1. Significant Accounting Policies:

   The Legg Mason Value Trust, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

   The Fund offers three classes of shares: Primary Class, Financial Intermediary Class, and Institutional Class. Information about the Financial Intermediary and Institutional Classes is contained in a separate report to the shareholders of those classes. The income and expenses of the Fund are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary and Financial Intermediary Class shares.

   Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

   Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2003, receivables for securities sold and payables for securities purchased for the Fund were:

Receivable for	Payable for
Securities Sold	Securities Purchased

$ 6,009	$ 9,030

   For the year ended March 31, 2003, security transactions (excluding short-term investments and U.S. government securities) were:

Purchases	Proceeds From Sales

$ 2,326,314	$ 2,971,837

Foreign Currency Translation

   Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

   The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Reimbursements by Third Parties

   The Fund has entered into a directed brokerage agreement with State Street Bank, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. During the year ended March 31, 2003, these payments amounted to $1,309 and were used to offset Fund expenses.

Investment Income and Distributions to Shareholders

   Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized.
Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Notes to Financial Statements — Continued

2. Federal Income Taxes:

   No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

   Distributions during the years ended March 31, 2003 and 2002, were characterized as follows for tax purposes:

	For the Years Ended
	March 31,

	2003	2002

Long-term capital gains	$—	$59,650

Total distributions	$—	$59,650

   Pursuant to federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses realized between November 1 and March 31 of each year (“post-October loss”) as occurring on the first day of the following tax year. For the year ended March 31, 2003, realized capital and currency losses of $196,571 reflected in the accompanying financial statements will not be recognized for federal income tax purposes until the fiscal year ending March 31, 2004.

   The tax basis components of net assets at March 31, 2003, were as follows:

Unrealized appreciation	$1,933,099
Unrealized depreciation	(1,578,062)

Net unrealized appreciation/ (depreciation)	355,037
Capital loss carryforwards	(1,311,793)
Post-October loss push and other loss deferrals	(196,571)
Paid-in capital	9,796,059

Net assets	$8,642,732

   The Fund intends to regain realized capital losses that may be offset against available capital loss carryforwards for federal income tax purposes. As of March 31, 2003, capital loss carryforwards were as follows:

Expiration Date	Amount

2010	$281,141
2011	1,030,652

   For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/ tax differences. For the year ended March 31, 2003, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$18,368
Accumulated net realized gain/(loss)	769
Paid-in capital	(19,137)

   At March 31, 2003, the cost of investments for federal income tax purposes was $8,278,168.

3. Transactions With Affiliates:

   The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. (“LMFM”). Pursuant to the agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets.

   The Fund’s agreement with LMFM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors. The following chart shows the audit and directors’ expenses reimbursed, annual advisory fee rates and fees payable for the Fund:

			Year Ended	At
			March 31,	March 31,
			2003	2003

			Expenses	Advisory
Class	Advisory Fee	Asset Breakpoint	Reimbursed	Fee Payable

Primary	1.00%	$0 – $100 million	$67	$3,901
	0.75%	$100 million – $1 billion
	0.65%	in excess of $1 billion
Financial Intermediary	same as above	same as above	2	125
Institutional	same as above	same as above	12	790

   Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMFM. For LMFA’s services to

Notes to Financial Statements — Continued

the Fund, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For the year ended March 31, 2003, LMFA received $4,654.

   Legg Mason Wood Walker, Incorporated (“Legg Mason”), a member of the New York Stock Exchange, serves as the Fund’s distributor. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund’s Primary and Financial Intermediary Classes’ average daily net assets, computed daily and payable monthly as follows:

			At March 31, 2003

	Distribution	Service	Distribution and Service
	Fee	Fee	Fees Payable

Primary Class	0.70%	0.25%	$5,599
Financial Intermediary Class	N/A	0.25%	47

   The Fund paid $50 in brokerage commissions to Legg Mason for Fund security transactions during the year ended March 31, 2003.

   LM Fund Services, Inc., a registered transfer agent, has an agreement with the Fund’s transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $1,433 for the year ended March 31, 2003.

   LMFM, LMFA, Legg Mason, and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Transactions With Affiliated Companies:

   An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s voting securities. Transactions during the year ended March 31, 2003, in securities of companies which are or were affiliated were as follows:

		Purchased		Sold
	Value at					Dividend	Value at	Realized
	3/31/02	Cost	Shares	Cost	Shares	Income	3/31/03	Gain/(Loss)

Amazon.com, Inc.	$443,614	$—	—	$(432,477)	(6,303)	$—	$643,430	$(303,320)
Health Net Inc.	255,192	—	—	(32,041)	(1,400)	—	211,483	4,791
MGIC Investment Corporation	588,498	3,658	107	(46,833)	(857)	818	308,269	1,028
Nextel Communi- cations, Inc.	242,100	34,468	9,500	(281,253)	(9,600)	—	—	(182,026	) A
The AES Corporation	418,500	14,638	5,468	(26,714)	(968)	—	184,620	(23,721)

	$1,947,904	$52,764	15,075	$(819,318)	(19,128)	$818	$1,347,802	$(503,248)

A	As a result of the Fund reducing its investment in this security, the company is no longer an affiliated company.

5. Line of Credit:

   The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. During the year ended March 31, 2003, the Fund borrowed $110 million. The loan was outstanding for 22 days and had an average daily balance of $110,071. The weighted average rate of interest on the loan was 2.25%, resulting in interest expense of $151, which is included in “Other Expenses” on the statement of operations.

6. Fund Share Transactions:

   At March 31, 2003, there were 400,000 shares authorized at $.001 par value for the Primary Class of the Fund and 100,000 shares authorized at $.001 par value for each of the Financial Intermediary and Institutional Classes of the Fund. Share transactions were as follows:

	Sold		Reinvestment of Distributions

	Shares	Amount	Shares	Amount

— Primary Class
Year Ended March 31, 2003	23,080	$951,015	—	$—
Year Ended March 31, 2002	27,732	1,431,680	848	48,143
— Financial Intermediary Class
Year Ended March 31, 2003	3,399	$152,820	—	$—
Year Ended March 31, 2002	1,338	74,850	14	822
— Institutional Class
Year Ended March 31, 2003	7,955	$349,889	—	$—
Year Ended March 31, 2002	10,535	577,393	127	7,601

	Repurchased		Net Change

	Shares	Amount	Shares	Amount

— Primary Class
Year Ended March 31, 2003	(40,376)	$(1,654,768)	(17,296)	$(703,753)
Year Ended March 31, 2002	(26,176)	(1,321,888)	2,404	157,935
— Financial Intermediary Class
Year Ended March 31, 2003	(1,082)	$(47,785)	2,317	$105,035
Year Ended March 31, 2002	(1,294)	(69,466)	58	6,206
— Institutional Class
Year Ended March 31, 2003	(8,454)	$(373,478)	(499)	$(23,589)
Year Ended March 31, 2002	(5,606)	(294,787)	5,056	290,207

Report of Independent Accountants

To the Board of Directors and Primary Class Shareholders of
Legg Mason Value Trust, Inc.:

   In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Value Trust, Inc. (hereafter referred to as the “Fund”) at March 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
April 30, 2003

Special Meetings of Shareholders

   Special Meetings of Shareholders of the Fund were held on October 30, 2002, and November 26, 2002, at which the following actions were taken:

   Proposal 1: To elect a Board of Directors:

	Affirmative	Withheld

John F. Curley, Jr.	120,615	4,751
Mark R. Fetting	120,545	4,821
Richard G. Gilmore	120,321	5,045
Arnold L. Lehman	120,458	4,908
Robin J.W. Masters	120,387	4,979
Jill E. McGovern	120,537	4,829
Arthur S. Mehlman	120,394	4,972
G. Peter O’Brien	120,608	4,758
S. Ford Rowan	120,600	4,766

				Broker
	Affirmative	Against	Abstain	Non-Vote

Proposal 2: To modify the fundamental investment restrictions on:
a) borrowing money	110,665	5,150	4,307	5,244
b) underwriting securities	110,876	4,927	4,319	5,244
c) lending	110,854	4,960	4,308	5,244
d) issuing senior securities	110,948	4,903	4,271	5,244
e) real estate investments	110,928	4,923	4,271	5,244
f) investing in commodities	110,888	4,927	4,307	5,244
g) industry concentration	110,787	5,063	4,272	5,244
h) diversification	110,896	4,956	4,270	5,244
j) short sales	110,703	5,148	4,271	5,244
k) margin transactions	110,650	5,201	4,271	5,244
Proposal 3: To change the investment objective from fundamental to nonfundamental.	104,177	10,070	5,875	5,244
Proposal 4: To amend and restate the Articles of Incorporation.	110,946	4,394	4,782	5,244

Directors and Officers

   The table below provides information about each of the Fund’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Term of
Office
and
	Position(s)	Length		Other
	Held With	of Time	Number of	Directorships
Name and Age	Funds	ServedA	Legg Mason Funds Overseen	Held

INDEPENDENT DIRECTORS:

Gilmore, Richard G. Age 75	Director	Since 1990	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None

Lehman, Arnold L. Age 58	Director	Since 1982	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None

Masters, Robin J.W. Age 47	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None

McGovern, Jill E. Age 58	Director	Since 1989	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None

Mehlman, Arthur S. Age 61	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None

[Additional columns below]

[Continued from above table, first column(s) repeated]

Principal Occupation(s)
Name and Age	During the Past Five Years

INDEPENDENT DIRECTORS:

Gilmore, Richard G. Age 75	Retired. Trustee of Pacor Settlement Trust, Inc. since 1990. Formerly: Director of CSS Industries, Inc. (diversified holding company that makes seasonal decorative products); Senior Vice President, Chief Financial Officer and Director of PECO Energy Co., Inc. (now Exelon Corporation).

Lehman, Arnold L. Age 58	Director of The Brooklyn Museum of Art since 1997. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. Age 47	Retired. Director of The Family Learning Centre (non- profit) since 1996; Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1995-2000).

McGovern, Jill E. Age 58	Chief Executive Officer of The Marrow Foundation since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. Age 61	Retired. Director of Maryland Business Roundtable for Education (nonprofit); Director of University of Maryland Foundation (non-profit); Director of University of Maryland College Park Foundation (nonprofit) since 1998. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

Term of
Office
and
	Position(s)	Length		Other
	Held With	of Time	Number of	Directorships
Name and Age	Funds	ServedA	Legg Mason Funds Overseen	Held

O’Brien, G. Peter Age 57	Director	Since 1999	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Director of the Royce Family of Funds (consisting of 17 portfolios); Director of Renaissance Capital Greenwich Funds.

Rowan, S. Ford Age 59	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None

INTERESTED DIRECTORS:

Curley, John F., Jr.B Age 63	Chairman and Director	Since 1982	Chairman and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None

Fetting, Mark R.B Age 48	President and Director	Since 2001	President and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Director of the Royce Family of Funds (consisting of 17 portfolios).

[Additional columns below]

[Continued from above table, first column(s) repeated]

Principal Occupation(s)
Name and Age	During the Past Five Years

O’Brien, G. Peter Age 57	Trustee of Colgate University and President of Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford Age 59	Consultant, Rowan & Blewitt Inc. (management consulting); Adjunct Professor, George Washington University since 2000; Director of Santa Fe Institute (scientific research institute) since 1999; Director of Annapolis Center for Science-Based Public Policy since 1995.

INTERESTED DIRECTORS:

Curley, John F., Jr.B Age 63	Director and/or officer of various Legg Mason affiliates. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated; Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company (each a registered investment adviser).

Fetting, Mark R.B Age 48	Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

Directors and Officers — Continued

Term of
Office
and
	Position(s)	Length		Other
	Held With	of Time	Number of	Directorships
Name and Age	Funds	ServedA	Legg Mason Funds Overseen	Held

EXECUTIVE OFFICERS:

Duffy, Marc R.C Age 45	Vice President and Secretary	Since 2000	Vice President and Secretary of all Legg Mason funds (consisting of 23 portfolios).	None

Karpinski, Marie K.C Age 54	Vice President and Treasurer	Since 1985	Vice President and Treasurer of all Legg Mason funds (consisting of 23 portfolios).	None

[Additional columns below]

[Continued from above table, first column(s) repeated]

Principal Occupation(s)
Name and Age	During the Past Five Years

EXECUTIVE OFFICERS:

Duffy, Marc R.C Age 45	Vice President and Secretary of Legg Mason Fund Adviser, Inc. since 2000; Associate General Counsel of Legg Mason Wood Walker, Incorporated since 1999. Formerly: Senior Associate, Kirkpatrick & Lockhart LLP (1996-1999); Senior Counsel, Securities and Exchange Commission, Division of Investment Management (1989-1995).

Karpinski, Marie K.C Age 54	Vice President of Legg Mason Wood Walker, Incorporated; Vice President and Treasurer of Legg Mason Fund Adviser, Inc. and Western Asset Funds, Inc.; Treasurer of Pacific American Income Shares, Inc. and Western Asset Premier Bond Fund.

A	Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Fund serve one-year terms, subject to annual reappointment by the Board of Directors.

B	Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Fund by virtue of being employees of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Fund.
C	Officers of the Fund are interested persons (as defined in the 1940 Act).

ADDITIONAL INFORMATION ABOUT THE FUND’S DIRECTORS

AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
CALLING 1-800-822-5544.

Investment Adviser

Legg Mason Funds Management, Inc.
Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman
Mark R. Fetting, President
Richard G. Gilmore
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O'Brien
S. Ford Rowan

Transfer Agent and Shareholder Servicing Agent

Boston Financial Data Services
Braintree, MA

Custodian

State Street Bank & Trust Company
Boston, MA

Counsel

Kirkpatrick & Lockhart LLP
Washington, DC

Independent Accountants

PricewaterhouseCoopers LLP
Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

LEGG MASON FUNDS
Personalized Guidance. Intelligent Choices.℠

Legg Mason Wood Walker, Inc.
Member NYSE, Inc. • Member SIPC

100 Light Street
P.O. Box 1476, Baltimore, MD 21203-1476
410-539-0000

LMF-002 5/03